Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Innocap, Inc. (the "Company") on Form 10-K for the fiscal year ended January 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Tidwell, Chief Executive Officer, Chief Financial and Accounting Officer of the Company, certify that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2012

/s/ Paul Tidwell

Paul Tidwell

Chief Executive Officer and Chief Financial Officer